THE LINCOLN NATIONAL LIFE INSURANCE COMPANY:
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

SUPPLEMENT DATED SEPTEMBER 19, 2011
TO THE PRODUCT PROSPECTUS DATED MAY 1, 2011 FOR:

LINCOLN CORPORATE COMMITMENT® VUL

This Supplement to your prospectus for LINCOLN CORPORATE COMMITMENT® VUL describes a new optional rider – Surrender Value and Loan Spread Enhancement Rider – applicable to policies issued on or after August 22, 2011, subject to state availability.   All pertinent sections of your underlying prospectus have been updated to describe this rider.  All other provisions of your prospectus remain unchanged.

The following has been added to Table II:  Periodic Charges Other Than Operating Expenses:

Charge	When Charge is Deducted	Amount Deducted
Surrender Value and Loan Spread Enhancement Rider	N/A	There is no charge for this rider.

The following has been added to section “Your Insurance Policy” sub-section “Riders”:

Surrender Value and Loan Spread Enhancement Rider.  The policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge.  The rider must be elected at application and may not be available on all policies.  For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.

Surrender Value Enhancement.  If this rider is included with your policy and you effect an “Eligible Surrender” within the first four policy years (the “Surrender Value Enhancement Period”), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider.  An “Eligible Surrender” is a full surrender of the policy.  Partial surrenders and withdrawals of less than the full amount of the policy’s cash surrender value are not “Eligible Surrenders”.  Please note that a full surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.

The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force.  It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:

(a)	is the applicable Surrender Value Enhancement Rate
(b)	is the Term Blend Adjustment Factor; and
(c)	is the cumulative Surrender Value Enhancement Premium; and
(d)	is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)

These terms are explained below.

Surrender Value Enhancement Rate.  This rate is taken from a table of rates shown in your policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes.  The rate for Policy Year 1 will be as shown in the table of rates in your policy.  The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%.  At the beginning of Policy Year 5 and thereafter, the rate will be zero.

Term Blend Adjustment Factor.  If you do not have a Term Insurance Rider in effect under your policy, the Term Blend Adjustment Factor is equal to 1.0.  If a Term Insurance Rider is in effect under your policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:

(a)	is Your policy Specified Amount on the date of the Eligible Surrender;
(b)	is the total of Your policy Specified Amount and any additional Specified Amount provide under the Term Insurance Rider in effect as of the date of Eligible Surrender;
(c)	is .70;
(d)	is .30.

Surrender Value Enhancement Premium.  The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:

(1)	is the sum of the policy premiums paid during the Policy Year; less the sum of any partial surrenders paid during the Policy Year; or
(2)
is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base policy’s Specified Amount.  The Target Premium, Target Specified Amount and base policy’s Specified Amount are all shown in the policy.  As provided in the policy, the Target Premium is subject to change based on future changes you make to the policy (i.e. withdrawals, changes in Specified Amount).

Cumulative Surrender Value Enhancement Premium.  This is an amount equal to the total of Surrender Value Enhancement premiums you have paid to date as of the date of the Eligible Surrender.

Surrender Value Enhancement Multiplier.  This number is found in your policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected.  The multiplier and Loan Spread Enhancement Option are described below.

The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of policy year two.

Sample Policy

Insured:  Male Standard Non-tobacco, age 40
100% Base (No Term)
Specified Amount : $2,476,965
Target Specified Amount: $2,476,965
Premium Payment: $100,000 Single Pay
Target Premium: $100,003.18
Surrender Value Enhanced Rate: 4%
Surrender Value Enhancement Multiplier: 100%
Cash Surrender Value: $103,391.04

At the end of policy year two based on the above sample policy the calculation would be as follows:

(a)	Surrender Value Enhancement Rate: 4%
(b)	Term Blend Adjustment Factor: 1%
(c)	Cumulative Surrender Value Enhancement Premium: $100,000.00
(d)	Surrender Value Enhancement Multiplier: 100%

Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00.  This results in a Cash Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.

Loan Spread Enhancement.  This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later policy years.

The difference between the interest rate we charge you for policy loans and the interest we credit to your policy’s Loan Collateral Account (or Loan Account) represents your net cost of borrowing and is called the “Loan Spread.”  The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender.  At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed.  Your choice of option will determine:

(a)	the percentage of the Surrender Value Enhancement amount (the “Surrender Value Enhancement Multiplier” or “Multiplier”) you would receive in the event of an Eligible Surrender; and
(b)	the Loan Spreads that would be available with respect to any outstanding policy loans.

Accordingly, if you have outstanding policy loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your policy for the option you have chosen.

For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below.  Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above.  In doing so, your Loan Spread rate for all years would be .50%.  If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your policy loans would experience a Loan Spread rate of .50% during the first 10 policy years and .25% thereafter.  Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 policy years and 0% thereafter.

Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Policy Years 0-10	Policy Years 11+
Option 1 -100%	0.50%	0.50%
Option 2 -75%	0.50%	0.25%
Option 3 -50%	0.50%	0.00%

Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.

Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Surrender Value Enhancement amount	Policy Years 0-10	Policy Years 11+
Option 1 - 100%	$4,000.00	0.50%	0.50%
Option 2 - 75%	$3,000.00	0.50%	0.25%
Option 3 – 50%	$2,000.00	0.50%	0.00%

It is important to note that, during the Surrender Value Enhancement Period, the amount available under your policy for partial surrenders and loans will not be increased due to this rider.  Also, the Loan Spread Enhancement will apply only to standard policy loans and will not apply to loans under the Alternative Policy Loan Rider, if elected.

Also note, the increase in Cash Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if require under Section 7702 of the Internal Revenue Code.